Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of November 8, 2017, is by and among Overstock.com, Inc., a Delaware corporation (the “Company”), and Passport Special Opportunities Master Fund, L.P., a Delaware limited partnership (the “Buyer”).

RECITALS

A.            The Company and the Buyer desire to enter into this transaction to purchase the warrants to purchase up to 1,250,000 shares of the Company’s common stock, par value $0.0001 per share (each, a “Share”), in the form attached hereto as Exhibit A (the “Warrants”; the Shares issuable upon exercise of the Warrants shall be referred to as the “Warrant Shares”), pursuant to a currently effective shelf registration statement of the Company on Form S-3, as amended (File No. 333-203607) (the “Shelf Registration Statement”).

B.            The Buyer desires to purchase, and the Company desires to sell, the Warrants.  The Warrants and the Warrant Shares are collectively referred to herein as the “Securities.”

C.            The Company and the Buyer desire to enter into this Agreement upon the terms and conditions hereof.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.                                      PURCHASE AND SALE OF WARRANTS.

(a)           Purchased Warrants.  Upon the terms and subject to the conditions in this Agreement, the Company shall issue or cause to be issued and sell to the Buyer, which shall purchase from the Company at the Closing (as defined below) the Warrants.

(b)           Closing.  The closing (the “Closing”) of the purchase of the Warrants by the Buyer shall be deemed to occur simultaneously with the execution of this Agreement (or other date as is mutually agreed to by the Company and the Buyer).

(c)           Purchase Price.  The aggregate purchase price for the Warrants to be purchased by the Buyer shall be Two Million Six Hundred Thousand Dollars ($2,600,000) (the “Purchase Price”).

(d)           Payment of Purchase Price; Deliveries.  At the Closing (i) the Buyer shall pay the aggregate Purchase Price to the Company for the Warrants by wire transfer of immediately available funds to the Company and (ii) the Company shall deliver or cause to be delivered to the Buyer physical warrant certificates evidencing the Warrants.

2.                                      REGISTRATION STATEMENT AND PROSPECTUS

(a)           The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder (the “Rules and Regulations”), with the United States Securities and Exchange Commission (the “Commission”) the Shelf Registration Statement and such amendments to such registration statement (including any pre-effective amendments and post-effective amendments) as may have been required prior to and as of the date of this Agreement (the “Base Registration Statement”) and a preliminary prospectus supplement pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), relating to the Securities.  The Base Registration Statement and any post-effective amendment thereto, each in the form theretofore delivered to the Buyer, have been declared effective by the Commission in such form.  Such Base Registration Statement, including any post-effective amendment thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time, the information contained in the form of Final Prospectus (as defined below) and deemed by virtue of Rule 430B under the Securities Act to be part of the Base Registration Statement at the time it was declared effective and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations at such time, in each case as amended at the time such part of the Base Registration Statement became effective, are herein collectively called the “Registration Statement.”  If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement.”

(b)           The Company is filing with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Registration Statement that relates to the Securities.  The form of prospectus included in the Registration Statement is hereinafter called the “Base Prospectus,” and such final prospectus supplement as filed pursuant to Rule 424(b) under the Securities Act, along with the Base Prospectus, is hereinafter called the “Final Prospectus.”  Such Final Prospectus and any Preliminary Prospectus (including the Base Prospectus as so supplemented) are hereinafter called a “Prospectus.”  Any reference herein to the Base Prospectus, any Preliminary Prospectus, the Final Prospectus or a Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the respective Prospectuses.

(c)           For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Interactive Data Electronic Applications system.  All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements, pro forma financial information and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration

Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

3.                                      BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that:

(a)           Organization; Authority.  The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  “Transaction Documents” means, collectively, this Agreement, the Warrants and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(b)           Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Buyer and (assuming due authorization, execution and delivery by the Company) constitutes a legal, valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           No Conflicts.  The execution, delivery and performance by the Buyer of this Agreement and the other Transaction Documents and the consummation by the Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational or constitutional documents of the Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby and thereby.

(d)           No Brokers and Finders.  The Buyer has not been contacted by any Person or is not a party to any agreement, arrangement or understanding pursuant to which, as a result of the transactions contemplated by this Agreement, any Person will have any valid right, interest or claim against or upon the Company or any of its subsidiaries (“Subsidiaries”) for any commission, fee or other compensation.  As used herein, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity, any Governmental Entity or other self-regulatory organization or body, any other entity and a government or any department or agency thereof.

4.                                      REPRESENTATIONS AND WARRANTIES REGARDING THE OFFERING AND THE COMPANY

The Company represents and warrants to the Buyer that:

(a)           At the date of this Agreement, the Registration Statement and any post-effective amendment thereto complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Final Prospectus, as amended or supplemented, as of its date, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Other than the Registration Statement, any Preliminary Prospectus, the Rule 462 Registration Statement, the Base Prospectus, the Final Prospectus, the Prospectus and any Issuer Free Writing Prospectus (as defined below), no other document with respect to the Securities has heretofore been filed with the Commission.  No order preventing or suspending the effectiveness or use of the Registration Statement, any post-effective amendment thereto, the Rule 462 Registration Statement, if any, or any Prospectus has been issued or is in effect and no proceedings for such purpose have been instituted or are pending, or, to the Company’s knowledge, are contemplated or threatened by the Commission.  For purposes of this Agreement, the “Applicable Time” is the time of execution of this Agreement.

(b)           No Issuer Free Writing Prospectus (as defined below) was used in the sale of the Securities.  For the purposes of this Agreement; and “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) or (d)(8) under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(c)           No order preventing or suspending the effectiveness or use of any Preliminary Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the knowledge of the Company, are contemplated or threatened by the Commission.

(d)           The documents incorporated by reference in the Registration Statement and any Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the

Exchange Act, as applicable, and the rules and regulations promulgated thereunder by the Commission and, to the extent then applicable, the Sarbanes-Oxley Act, including in each case, the rules and regulations thereunder, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Any further documents so filed and incorporated by reference in the Registration Statement or any Prospectus, when such documents are filed with the Commission or became effective, as the case may be, will conform in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder by the Commission and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act that are contained in the documents incorporated by reference in the Registration Statement and any Prospectus were true, correct and complete at the time they were made and complied in all respects with such laws and the rules and regulations thereunder.

(e)           The statements in the Registration Statement and the Final Prospectus under the captions “Description of Capital Stock” and “Description of Warrants,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

(f)            The Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Securities other than the Final Prospectus.

(g)           The Company is not and has not been an “ineligible issuer,” as such term is defined in Rule 405 under the Securities Act at any time since the date of the first filing of the Base Registration Statement.

(h)           Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement or the Final Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith.

(i)            The other financial and statistical information included in the Registration Statement or the Final Prospectus present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement or the Final Prospectus and the books and records of the respective entities presented therein.

(j)            Neither the Company nor any of its affiliates has taken, nor will the Company, or any affiliate, either alone or with one or more other persons take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or relate of the Offered Securities.

(k)           The Company is not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds thereof as described in the Final Prospectus, will not, be required to be registered as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(l)            The Company was, has been and remains eligible to use Form S-3 under the Securities Act in accordance with General Instruction I of Form S-3 since the date of the first filing of the Base Registration Statement.

(m)          There are no contracts, agreements, plans or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or referred to in, or incorporated by reference into, the Prospectus or the exhibits to the Registration Statement as permitted by the Securities Act.

(n)           The Company and each of its Subsidiaries have been duly incorporated or organized and are validly existing as corporations, limited liability companies or other entities in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or other entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the absence of such power or authority (either individually and in the aggregate) could not reasonably be expected to have a material adverse effect on:  (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in the Prospectus) of the Company or its Subsidiaries; (ii) the long-term debt or capital stock of the Company or its Subsidiaries; or (iii) the consummation of any transaction contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(o)           This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Buyer, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(p)           Neither the Company nor any of its Subsidiaries:  (i) is in violation of its charter or by-laws or limited liability company agreement or other similar governing documents, as applicable (“Governing Documents”), (ii) in default under or in breach of, and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”) upon any of their property or assets pursuant to, any material contract, agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order, foreign and domestic, to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except, in the case of clauses (ii) and (iii) above, any violation, default or failure to possess the same that would not have a Material Adverse Effect.

(q)           The Warrants to be issued and sold by the Company pursuant to the terms of this Agreement have been or will be duly and validly authorized and, when issued and delivered in accordance with the terms of the Transaction Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of Warrants is or will be subject to personal liability by reason of being such a holder, and the Warrants conform or will conform to the descriptions thereof contained in the Prospectus.

(r)            The Warrant Shares issuable upon exercise of any Warrants have been or will be duly and validly authorized and, when issued and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Warrant Shares is or will be subject to personal liability by reason of being such a holder, and the Warrant Shares conform or will conform to the description thereof contained in the Prospectus.

(s)            Except as disclosed in the Prospectus with respect to the Company’s authorized capitalization, the Warrant Shares have been duly and validly authorized and reserved for issuance upon exercise of the Warrants and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Warrants; and the Warrant Shares, when so issued and delivered against payment therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will conform to the description thereof contained in the Prospectus.

(t)            The Shares are quoted on the Nasdaq Global Market (“NASDAQ”).  The Company has not received an oral or written notification from NASDAQ or any court or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (“Governmental Authority”) of any inquiry or investigation or other action that would cause the Shares to stop being quoted on NASDAQ.

(u)           All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws.  None of the outstanding shares of Company capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than as described in the Registration Statement.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(v)           The Company and its Subsidiaries own or lease all such assets or properties as are necessary to the conduct of its or their business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus.  The Company or its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of any Lien, except for such Liens as are described in the Registration Statement and the Prospectus and such additional Liens as are not material to the Company.  Material assets or real property held under lease or sublease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such assets and property by the Company or such Subsidiary.  Neither the Company nor any Subsidiary has received any notice of any material claim adverse to its ownership of any real or personal property or of any material claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(w)          The Company and its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other governmental authorities and all third parties, foreign and domestic (the “Material Consents”), to own, lease and operate their properties and conduct their businesses as presently being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Material Consent is valid and in full force and effect.  The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of any Material Consent or reasonably be expected to have a Material Adverse Effect.  No Material Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(x)           The execution, delivery and performance of this Agreement by the Company, the issuance of the Warrants in accordance with the terms of the Transaction Documents, the issuance of Warrant Shares in accordance with the terms of the Transaction Documents, and the consummation by the Company of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Governing Documents of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any governmental authority; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental authority is required for the execution, delivery and performance of this

Agreement by the Company and the consummation by it of the transactions contemplated hereby.

(y)           Except as otherwise set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to include such securities in the securities registered pursuant to the Registration Statement.  No holder of any security of the Company has any rights of rescission or similar rights with respect to such securities held by them.

(z)           Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest balance sheet included or to be included in the Prospectus or after such date and as disclosed or to be disclosed in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date or after such date and as disclosed or to be disclosed or described in the Prospectus, there has not been any change in the capital stock or material change in the long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or prospects (as such prospects are disclosed or described in the Prospectus) of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”).  Since the date of the latest balance sheet presented or incorporated by reference or to be presented or incorporated by reference in the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(aa)         KPMG LLP (“KPMG”), whose reports relating to the Company are incorporated by reference in the Final Prospectus, are independent registered public accountants as required by the Securities Act, the Exchange Act and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”).  KPMG, to the best of the Company’s knowledge, is duly registered and in good standing with the PCAOB.  KPMG has not, during the periods covered by the financial statements included in the Final Prospectus provided to the Company any non-audit services except as permitted by Sections 10A(g) and 10(A)(h) of the Exchange Act.

(bb)         The financial statements, including the notes thereto, and any supporting schedules included in the Registration Statement or the Final Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company.  Except as otherwise stated in the Registration Statement or the Final Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.  Any supporting schedules included in the Registration Statement or the Final Prospectus present fairly, in all material respects, the information required to be stated therein.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement.

(cc)         Except as disclosed in the Registration Statement and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that:  (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd)         The Company’s Board of Directors has validly appointed an audit committee, compensation committee and nominating and corporate governance committee whose composition satisfies the requirements of the rules and regulations of the Commission, and the Company’s Board of Directors and/or audit committee, compensation committee and nominating and corporate governance committee has each adopted a charter as described in the Registration Statement, and such charters are in full force and effect as of the date hereof.  The Company is not aware, of:  (i) except as disclosed in the Registration Statement and the Prospectus, any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(ee)         The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”) applicable to the Company, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental authority or self-regulatory entity or agency, except for violations which, singly or in the aggregate, are disclosed in the Prospectus or would not have a Material Adverse Effect.

(ff)          To the knowledge of the Company, no relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus that is not so described as required.  Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members.  The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, including through any Affiliate of the Company, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(gg)         Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject that are reasonably likely to have a Material Adverse Effect; and to the best of the Company’s knowledge, except as disclosed in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(hh)                          The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except where the failure to make such filings or make such payments, either individually or in the aggregate, could not reasonably be expected to have, a Material Adverse Effect.  The Company has made adequate charges, accruals and reserves in its financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

(ii)                                  Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts which the Company believes to be reasonable and sufficient for a company of its size operating in the Company’s industry, including, but not limited to:  (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with the transactions contemplated by this Agreement, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against and (iii) business interruption insurance.  There are no claims by the Company or any of its Subsidiaries under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause.  All of the insurance policies described in this paragraph are in full force and effect.  Since January 1, 2014, neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(jj)                                Except for (X) matters described in the Prospectus and the Registration Statement and (Y) matters the Company does not expect to have a Material Adverse Effect:

i.                                          the Company and its Subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its Subsidiaries;

ii.                                       all or substantially all former and current employees of the Company or any of its Subsidiaries (and, to the Company’s knowledge, all or substantially all other agents, consultants and contractors of the Company or any of its subsidiaries who contributed to or participated in the conception or development of any Intellectual Property for the Company or any of its Subsidiaries) have executed written contracts or agreements that assign to the Company all rights to any inventions, improvements, discoveries or information relating to the business of the Company and its subsidiaries, including without limitation all Intellectual Property owned, controlled by or in the possession of the Company or any of its subsidiaries;

iii.                                    to the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property by any third party, employee or former employee; and

iv.                                   each agreement and instrument (each, a “License Agreement”) pursuant to which any Intellectual Property is licensed by the Company or any of its Subsidiaries is in full force and effect, has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company or the applicable Subsidiary, as the case may be, enforceable against the Company or such Subsidiary in accordance with its terms, except as enforcement thereof may be subject to bankruptcy, insolvency or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles; the Company and its Subsidiaries are in compliance with their respective obligations under all License Agreements and, to the knowledge of the Company, all other parties to any of the License Agreements are in compliance with all of their respective obligations thereunder; no event or condition has occurred or exists that gives or would give any party to any License Agreement the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any such License Agreement or any rights of the Company or any of its Subsidiaries thereunder, to exercise any of such party’s remedies thereunder, or to take any action that would adversely affect any rights of the Company or any of its Subsidiaries thereunder or that might have a Material Adverse Effect and the Company is not aware of any facts or circumstances that would result in any of the foregoing or give any party to any License Agreement any such right; and neither the Company nor any of its Subsidiaries has received any notice of default, breach or non-compliance under any License Agreement.

(kk)                          Except for (X) matters described in the Prospectus and the Registration Statement and (Y) matters the Company does not expect to have a Material Adverse Effect, the Company:  (i) is and at all times has been in material compliance with all statutes, rules, regulations or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured, distributed or sold by the Company or any component thereof (such statutes, rules, regulations or guidance, collectively, “Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and all such material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(ll)                                  Neither the Company nor, to the Company’s knowledge, any of the Company’s directors, officers or employees has violated:  (i) the Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(mm)                  Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of the Rights Shares pursuant to the Registration Statement.

(nn)                          Except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or other compensation by the Company with respect to the issuance or exercise of the Warrants or the sale of the Warrant Shares.  Except as previously disclosed by the Company to the Buyer in writing, to the knowledge of the Company, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a Person associated, or affiliated with a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  No proceeds from the exercise of the Warrants will be paid to any FINRA member, or any Persons associated or affiliated with a member of FINRA, except as specifically contemplated herein or otherwise set forth in the Final Prospectus.  Except as previously disclosed by the Company to the Buyer, no Person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

(oo)                          There are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or the Buyer for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.  The Company has not employed any brokers, dealers or underwriters in connection with solicitation of exercise of Warrants in connection with this Agreement.

(pp)                          Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last five (5) years:  (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(qq)                          The Company has not, directly or indirectly through any officer, director or Affiliate of the Company or through any other Person:  (i) taken any action designed to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Warrants or the sale or resale of the Warrant Shares, or (ii) since the filing of the Registration Statement paid any Person any compensation for soliciting exercises of the Warrants or purchases of the Warrant Shares.  Until the later of the expiration of the Warrants or the completion of the distribution (within the meaning of Regulation M under the Exchange Act) of the Warrant Shares, the Company will not pay or agree to pay to any Person any compensation for soliciting another to purchase any securities of the Company (except for the solicitation of the exercises of Warrants pursuant to this Agreement).  The foregoing shall not apply to the offer, sale, agreement to sell or delivery with respect to:  (i) Warrant Shares offered and sold upon exercise of the Warrants, as described in the Prospectus, or (ii) any Shares sold or issued pursuant to the Company’s employee benefit plans.  The Company will comply with Regulation M in connection with the transactions contemplated by this Agreement.

(rr)                                At the time of the filing of the Registration Statement and as of the date of this Agreement, the Company did and will fulfill the requirements of FINRA Rule 5110(b)(7)(C)(i), including with respect to the Company’s reporting history under the Securities Exchange Act of 1934, as amended, aggregate market value of voting stock held by non-affiliates and annual trading volume.

As used in this Agreement, references to matters being “material” with respect to the Company or any matter relating to the Company shall mean a material item, event, change, condition, status or effect related to the financial condition, properties, assets (including intangible assets), liabilities, business, prospects (as such prospects are disclosed or described in the Prospectus), operations or results of operations of the Company and its Subsidiaries, taken as a whole.

As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers of the Company who are named in the Prospectus, with the assumption that such officers shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).

5.                                      COVENANTS.

The Company hereby covenants and agrees with the Buyer as follows:

(a)                                 If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with the Rule 462(b) by 8:00 a.m. New York time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111 under the Securities Act.

(b)                                 The Company shall promptly advise the Buyer in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Final Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation of the Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order, the Company shall use its best efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or 164(b) of the Securities Act).

(c)                                  (A) The Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the sales of the Securities as contemplated by the provisions hereof, the Registration Statement and the Prospectus.

(d)                                 The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Buyer, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Shares, the Prospectus, and any amendment thereof or supplement thereto, (C) the fees and expenses of any transfer agent or registrar, (D) listing fees, if any, and (E) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein.

(e)                                  The Company intends to apply the net proceeds from the sale of the Warrants to be sold by it hereunder for the purposes set forth in the Registration Statement and the Final Prospectus.

(f)                                   The Company shall use its best efforts to effect and maintain the listing of the Shares on NASDAQ and to file with NASDAQ all documents and notices required by NASDAQ of companies that are traded on NASDAQ and quotations for which are reported by NASDAQ.

(g)                                  The Company will not be or become, within one year of the time of purchase, an “investment company” as defined in the Investment Company Act

6.                                      LEGENDS.

Except as set forth in the Warrants, certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

7.                                      CONDITIONS TO CLOSING

The obligations of the Buyer hereunder are subject to the accuracy, as of the date hereof, and compliance with, all representations, warranties and agreements of the Company contained herein, the performance of the Company of its respective obligations hereunder, and the delivery to the Buyer on the date hereof, of an opinion and negative assurance letter of Bracewell LLP, counsel for the Company, addressed to the Buyer and dated the date hereof, in form and substance reasonably satisfactory to the Buyer.

8.                                      MISCELLANEOUS.

(a)                                 Governing Law; Jurisdiction; Jury Trial.  [All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The provisions of this Section 8 are intended to be effective upon the execution of this Agreement without any further action by the Company and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND

AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)                                 Disclosure of Transactions and Other Material Information.  On the date of this Agreement, the Company shall issue a press release and/or file a Current Report on Form 8-K describing the terms of the transactions contemplated hereunder (the “Public Announcement”).  From and after the Public Announcement, the Buyer shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the Public Announcement.

(c)                                  Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(d)                                 Headings; Gender.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(e)                                  Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)                                   Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein.  Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  For clarification purposes, the Recitals are part of this Agreement.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer.  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.  The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any of its Subsidiaries or otherwise.  As a material inducement for the Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect the Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(g)                                  Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iv) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Overstock.com, Inc.
799 W. Coliseum Way
Midvale, Utah 84121

Attention:  Glen Nickle, Chief Legal Officer
Email:  gnickle@overstock.com

With a copy (for informational purposes only) to:

Bracewell LLP
111 Congress Ste. 2300
Austin, Texas 78701
Attention:  Thomas W. Adkins
Email:  Thomas.Adkins@bracewell.com

If to the Buyer:

Passport Special Opportunities Master Fund, L.P.
Steuart Tower, Suite 2200
San Francisco, CA 94105
Attn:  Joanne Poile
Telephone:  (415) 321-4618
Facsimile:  (415) 321-4620
Email:  Joanne@passportcapital.com

With a copy (for informational purposes only) to:

Shearman & Sterling LLP
1460 El Camino Real, 2nd Floor
Menlo Park, CA 94025
Attn:  Christopher Forrester
Telephone:  (650) 838-3772
Facsimile:  (650) 838-5173
Email:  Chris.Forrester@Shearman.com

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively.  A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by email in accordance with clause (iii) above.

(h)                                 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any assignee of any of the Securities.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer.  Provided the Buyer provides the Company with prior written notice thereof, the Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be the Buyer hereunder with respect to such assigned rights.

(i)                                     No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 8(l).

(j)                                    Survival.  The representations, warranties, agreements and covenants shall survive the Closing.  The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k)                                 Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l)                                     Indemnification.

i.                                          In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each holder of any Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any of its Subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

ii.                                       Promptly after receipt by an Indemnitee under this Section 8(l) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 8(l), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee;

provided, however, that an Indemnitee shall have the right to retain its own counsel with the reasonable fees and expenses of such counsel to be paid by the Company if:  (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee.  The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability.  The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.  The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 8(l), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

iii.                                    The indemnification required by this Section 8(l) shall be made by periodic payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

iv.                                   The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(m)                             Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.  Each and every reference to share prices, Shares and any other numbers in this Agreement that relate to the Shares shall be automatically adjusted for share splits, share dividends, share combinations, recapitalizations and other similar transactions that occur with respect to the Shares after the date of this Agreement.

(n)                                 Remedies.  The Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyer.  The Company therefore agrees that the Buyer shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

[Signature pages follow]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY

OVERSTOCK.COM, INC.

/s/ E. Glen Nickle
By: E. Glen Nickle
Title: Vice President and General Counsel

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER

Passport Special Opportunities Master Fund, L.P.,
by Passport Capital, LLC, its investment advisor

/s/ John H. Burbank
By: John H. Burbank
Title: Managing Member

EXHIBIT A

FORM OF WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

OVERSTOCK.COM, INC.

Expires February 2, 2018

No.: W-2	Number of Shares: up to 1,250,000
Date of Issuance: November 8, 2017

In consideration for the payment by Passport Special Opportunities Master Fund, L.P. to Overstock.com, Inc., a Delaware corporation (together with its successors and assigns, the “Issuer”), of $2,600,000.00 by wire transfer, the Issuer agrees to the provisions set forth herein.  Subject to the provisions hereinafter set forth, the Issuer hereby certifies that  Passport Special Opportunities Master Fund, L.P. or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to 1,250,000 shares of Common Stock of the Issuer (subject to adjustment as hereinafter provided), which shares of Common Stock shall be fully-paid and nonassessable, at an exercise price per share equal to the Warrant Price (as hereinafter defined) then in effect, subject, however, to the provisions and upon the terms and subject to the conditions hereinafter set forth; provided that in no event shall Holder be entitled to subscribe for and purchase shares of Common Stock of the Issuer in an amount greater than 9.99% of the issued and outstanding shares of Common Stock.  Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.

1.                                                                                            Term.  The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on November  8, 2017 and shall expire at 5:00 p.m., Eastern time, on February 7, 2018 (such period being the “Term”); provided, however, that if Holder shall determine that any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) shall be required, that the expiration date of this Warrant shall extend to 5:00 p.m., Eastern time, on the business day following the earlier of the expiration or early termination of the waiting period or the receipt of clearance by the agency responsible for HSR review.

2.                                                                                            Method of Exercise Payment; Issuance of New Warrant; Transfer and Exchange.

(a)                                       Time of Exercise.  The purchase rights represented by this Warrant may be exercised in whole or in part, at any time, and from time to time, during the Term.

(b)                                       Method of Exercise.  The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable by certified or official bank check or by wire transfer to an account designated by the Issuer.

(c)                                        Issuance of Stock Certificates.  In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) the shares of Warrant Stock shall be issued and delivered to the Depository Trust Company account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System promptly, but in no event more than three (3) Trading Days, after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise, or, at the request of the Holder, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof promptly, but in no event more than three (3) Trading Days, after such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the right to purchase the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof that shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer’s expense within such time.

(d)                                       Transferability of Warrant.  Subject to Section 2(g), this Warrant may be transferred by a Holder without the consent of the Issuer.  If transferred pursuant to this paragraph and subject to the provisions of Section 2(g), this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange.  All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto.

(e)                                        Payment of Taxes.  The Issuer shall pay all documentary stamp taxes, if any, attributable to the initial issuance of any Warrant Stock upon the exercise of this Warrant.

(f)                                         Continuing Rights of Holder.  The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided that, if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(g)                                        Compliance with Securities Laws.

i.                                          The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof, except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

3.                                                                                            Stock Fully Paid; Adjustments; Reservation and Listing of Shares; Covenants.

(a)                                       Stock Fully Paid; Other Adjustments.  The Issuer represents, warrants, covenants, and agrees that all shares of Warrant Stock that may be issued upon the exercise of this Warrant or otherwise hereunder will, upon issuance, be duly authorized, validly issued, fully paid, and non-assessable and free from all taxes, liens, and charges created by or through the Issuer.  The Issuer also covenants and agrees that, during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.  The Issuer further represents and warrants that (i) the issuance of this Warrant and the Warrant Stock will not trigger an adjustment of the exercise price, or the number of securities issuable upon the exercise, conversion, or exchange, of any exercisable, convertible, or exchangeable security issued on the Original Issue Date and (ii) the Warrant Stock does not constitute more than 9.99% of the issued and outstanding shares of Common Stock as of the date hereof.

(b)                                 Registration of Common Stock.  The Issuer agrees that on or prior to 5:01 p.m., eastern time, on the date hereof it shall, at its expense, file with the Securities and Exchange Commission a prospectus supplement  to the prospectus contained in the Registration Statement, No. 333-203607 on Form S-3, providing for the registration, under the Securities Act, of, and it shall take such action as is necessary to qualify for sale, in those states in which the Warrants were initially offered by the Issuer, the Warrants and the Common Stock issuable upon exercise of the Warrants. In either case, the Issuer will use its best efforts to maintain the effectiveness of such registration statement until the expiration of the Warrants in accordance with the provisions of this Warrant. The Issuer agrees that, on or prior to the date hereof, it shall, at its expense, file a listing application with Nasdaq for all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder and maintain, and increase when necessary, such listing of its Common Stock on Nasdaq (or a comparable system then in use). If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require further registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified.  The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant, if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(c)                                        Covenants.  The Issuer shall not by any action, including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment.  Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances, and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d)                                       Loss, Theft, Destruction of Warrants.  Upon receipt of evidence reasonably satisfactory to the Issuer of the ownership of and the loss, theft, destruction, or mutilation of any Warrant and, in the case of any such loss, theft, or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed, or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

4.                                                                                            Adjustment of Warrant Price and Warrant Share Number.  The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.  The Issuer shall give the Holder notice in accordance with Section 5 of any event described below that requires an adjustment pursuant to this Section 4.

(a)                                       Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

i.                                          In case, after the Original Issue Date, the Issuer shall do any of the following (each, a “Triggering Event”): (A) consolidate with or merge into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger or (B) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person, but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (C) transfer all or substantially all of its properties or assets to any other Person, or (D) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such

Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event, in lieu of the Common Stock issuable upon the exercise of this Warrant prior to such Triggering Event, the Securities, cash, and property to which such Holder would have been entitled upon the consummation of such Triggering Event, if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

ii.                                       Notwithstanding anything contained in this Warrant to the contrary, a Triggering Event shall not be deemed to have occurred, if, prior to the consummation thereof, each Person (other than the Issuer) that may be required to deliver any Securities, cash, or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and, if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of Securities, cash, or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder or, in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of such Person, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash, or property that such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

(b)                                       Stock Dividends, Subdivisions and Combinations.  If at any time the Issuer shall:

i.                                          take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

ii.                                       subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

iii.                                    combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(c)                                        Certain Other Distributions.  If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

i.                                          cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

ii.                                       any evidences of its indebtedness, any shares of stock of any class, or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents, or Additional Shares of Common Stock), or

iii.                                    any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class, or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to (but not affiliated with) the Holder) of any and all such evidences of indebtedness, shares of stock, other securities, or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.  A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

(d)                                       Issuance of Additional Shares of Common Stock.

i.                                          In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (b) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

(A)                                     the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

(B)                                     the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

ii.                                       The provisions of Section 4(d)(i) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4(b) or Section 4(c).  No adjustment of the Warrant Price or the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under Section 4(d)(i) upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

(e)                                        Issuance of Common Stock Equivalents, Warrants, or Other Rights.  If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents (or issue any warrant or other rights therefor), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Common Stock Equivalents (or any warrant or other rights therefor) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock issuable upon the exercise of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such Common Stock Equivalents, warrants, or other rights.  No adjustments of the Warrant Price then in effect or the amount of Warrant Stock for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock or of such Common Stock Equivalents upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Common Stock Equivalents.

(f)                                         Superseding Adjustment.  If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of warrants, other rights, or Common Stock Equivalents, and (i) such warrants or other rights, or the right of conversion or exchange in such other Common Stock Equivalents, shall expire, and all or a portion of such warrants or other rights, or the right of conversion or exchange with respect to all or a portion of such other Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.  Upon the occurrence of an event set forth above in this Section 4(f), there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (x) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or other rights, or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (y) treating any such Common Stock Equivalents that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such Common Stock Equivalents, whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

(g)                                        Purchase of Common Stock by the Issuer.  If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem, or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, then the Warrant Price upon each such purchase, redemption, or acquisition shall be adjusted to that price determined by multiplying such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Outstanding Common Stock immediately prior to such purchase, redemption, or acquisition minus the number of shares of Common Stock that the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed, or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Outstanding Common Stock immediately after such purchase, redemption, or acquisition.  For the purposes of this subsection (g), the date as of which the Per Share Market Value shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption, or acquisition of such Common Stock, or (y) the date of actual purchase, redemption, or acquisition of such Common Stock.  For the purposes of this subsection (g), a purchase, redemption, or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion, or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible, or exchangeable on such date.

(h)                                       Other Provisions Applicable to Adjustments under this Section.  The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

i.                                          Computation of Consideration.  To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the

Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts, or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof).  To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Issuer.  In case any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued in connection with any merger in which the Issuer issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Issuer, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Common Stock Equivalents, or any warrants or other rights therefor, as the case may be.  The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights.  The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise, conversion, or exchange of such Common Stock Equivalents.  In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Issuer shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied.

ii.                                       When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise, if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

iii.                                    Fractional Interests.  In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

iv.                                   When Adjustment Not Required.  If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription, or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(a)                                       Form of Warrant after Adjustments.  The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(b)                                       Escrow of Warrant Stock.  If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price.  Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

5.                                                                                            Notice of Adjustments.  Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an “adjustment”), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment.  Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may, at the option of the Holder of this Warrant, be submitted to one of the national accounting firms currently known as the “big four” selected by the Holder; provided that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection.  The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.  Such opinion shall be final and binding on the parties hereto.

6.                                                                                            Fractional Shares.  No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but, in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

7.                                                                                            Definitions.  For the purposes of this Warrant, the following terms have the following meanings:

“Additional Shares of Common Stock” means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (a) shares of Common Stock to be issued to strategic partners and/or in connection with a strategic merger or acquisition; (b) up to 2.1 million shares of Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) or the issuance of options to purchase shares of Common Stock to employees, officers, directors, consultants and vendors in accordance with the Issuer’s equity incentive policies; (c) the issuance of securities pursuant to an underwritten public offering of the Issuer’s securities; (d) the conversion or exercise of Convertible Securities issued or outstanding on or prior to the date hereof; (e) the Warrant Stock; and (f) New Equity Warrants, in each case for so long as the exercise price of and number of securities acquirable pursuant to the New Equity Warrants are not adjustable in connection with the issuance of, or as a result of the operation of the terms of, this Warrant.

“Board” means the Board of Directors of the Issuer.

“Capital Stock” means and includes (a) any and all shares, interests, participations, or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (b) all partnership interests (whether general or limited) in any Person that is a partnership, (c) all membership interests or limited liability company interests in any limited liability company, and (d) all equity or ownership interests in any Person of any other type.

“Certificate of Incorporation” means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented, or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

“Common Stock” means the Common Stock, par value $0.0001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

“Common Stock Equivalent” means any Convertible Security or warrant, option, or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

“Convertible Securities” means evidences of indebtedness, shares of Capital Stock, or other Securities that are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock.  The term “Convertible Security” means one of the Convertible Securities.

“Governmental Authority” means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency, or instrumentality, whether federal, state, or local, and whether domestic or foreign.

“Holders” mean the Persons who shall from time to time own any Warrant.  The term “Holder” means one of the Holders.

“Independent Appraiser” means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and that is not affiliated with either the Issuer or the Holder of any Warrant.

“Majority Holders” means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

“Nasdaq” means the Nasdaq Global Market.

“New Equity Warrant Agreement” means that certain Securities Purchase Agreement, dated as of November 8, 2017, by and among the Issuer and Passport Special Opportunities Master Fund, L.P.

“New Equity Warrants” means the warrants issued by the Issuer pursuant to the terms of the New Equity Warrant Agreement, and the securities issuable upon exercise of such warrants.

“Original Issue Date” means November 8, 2017.

“OTC Bulletin Board” means the over-the-counter electronic bulletin board.

“Other Common” means any other Capital Stock of the Issuer of any class that shall be authorized at any time after the date of this Warrant (other than Common Stock) and that shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

“Outstanding Common Stock” means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion, or exchange (as applicable) of all options, warrants, and other Securities that are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

“Person” means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority, or other entity of whatever nature.

“Per Share Market Value” means on any particular date (a) the closing bid price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or, if there is no such price on such date, the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization (or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the “Pink Sheet” quote for a share of the Common Stock on such date, or, if there is no such quote on such date, the “Pink Sheet” quote on the date nearest preceding such date, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits, or other similar transactions.  The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties.  In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

“Securities” means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security.  “Security” means one of the Securities.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

“Subsidiary” means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

“Term” has the meaning specified in Section 1 hereof.

“Trading Day” means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common

Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that, in the event that the Common Stock is not listed or quoted as set forth in (a), (b), (c) or (d) hereof, then Trading Day shall mean any day except Saturday, Sunday, and any day that shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Voting Stock” means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

“Warrants” means the Warrants issued and sold pursuant to this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d), or 2(e) hereof or of any of such other Warrants.  In the event of any reference to delivery of this Warrant, delivery of a duly executed facsimile copy will be deemed to constitute delivery and originals shall not be required.

“Warrant Price” initially means U.S. $40.45, as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

“Warrant Share Number” means at any time the aggregate number of shares of Warrant Stock that may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

“Warrant Stock” means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

8.                                      Representations.  To induce Holder to enter into this agreement, the Issuer hereby represents to Holder as follows:

(a)                                 Organization; Good Standing; Qualification. The Issuer is validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate power and authority to conduct its business as currently conducted, except where the failure to be in good standing or to have such power and authority would not materially impair the Issuer’s ability to consummate the transactions contemplated hereby or comply with the terms and provisions hereof applicable to the Issuer.

(b)                                 Authority; Approvals. The Issuer has requisite power and authority to execute and deliver this Warrant, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Warrant has been duly authorized and duly and validly executed and delivered by the Issuer and (assuming due authorization, execution, and delivery by

Holder) constitutes legal, valid, and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors rights generally.

(c)                                  No Conflict. None of (i) the offering, issuance, and sale by the Issuer of the Warrants, the New Equity Warrants, and the Common Stock issuable upon exercise of the Warrants and the New Equity Warrants (and the application of the proceeds therefrom), (ii) the execution, delivery, and performance of this Warrant and the New Equity Warrant Agreement by the Issuer, or (iii) the consummation of the transactions contemplated hereby or thereby, (A) conflicts or will conflict with, or results or will result in a breach or violation of or imposition of any lien upon any property or assets of the Issuer or any of its Subsidiaries pursuant to, (x) the formation or governing documents of the Issuer or any of its Subsidiaries or (y) any law applicable to the Issuer or any of its Subsidiaries or injunction of any court or governmental agency or body to which the Issuer or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator, or other authority having jurisdiction over the Issuer or any of its Subsidiaries or any of their properties, (B) conflicts with, or constitutes a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or gives to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Issuer or any of its Subsidiaries is a party, or (C) results in a violation of any law, rule, regulation, order, judgment, or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of Nasdaq).

(d)                                 Approvals. No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery, or performance by the Issuer of any of this Warrant or the Issuer’s issuance and sale of the Warrants, the New Equity Warrants, and the Common Stock issuable upon exercise of the Warrants and the New Equity Warrants, except (i) as may be required under the state securities or “Blue Sky” laws, (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not reasonably be expected to materially and adversely affect the ability of the Issuer to perform its obligations hereunder, or (iii) any notifications or applications to Nasdaq and receipt of confirmation that Nasdaq has completed its review.

(e)                                  Disclosure. The Issuer confirms that neither it nor any other Person acting on its behalf has provided the Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material non-public information concerning the Issuer or any of its Subsidiaries, other than the existence of the transactions contemplated by or referenced in this Agreement. Neither this Warrant nor any other written statements or certificates made or delivered in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no material fact relating to the business, prospects, operations, affairs, or conditions of the Issuer that adversely affects the same that has not been set forth in this Agreement. The Issuer has made available to the Holder all the information reasonably available to the Issuer that the Holder has requested for deciding whether to purchase the Warrants.

(f)                                   Reliance.  The Issuer understands and confirms that the Holder will rely on the representations contained in Section 3(a) and this Section 9 in effecting transactions in securities of the Issuer.

9.                                      Most Favored Nation.  The Issuer represents and warrants that no other investor (each an “Other Investor”) investing in the Issuer or its affiliates has, as of the date of this Warrant, received or will, within ninety (90) days following the date hereof, receive more favorable terms than those applicable to the Holders with respect to liquidity, transparency, or economic terms.  The Issuer agrees that, within 30 days after execution, it shall provide the Holder with true, complete, and correct copies (without disclosing the identity of the Other Investor) of the form of all letters, agreements, undertakings, and other documents or a reasonably detailed description of any understanding (“Other Agreement”) by and among the Issuer and any Other Investor (without disclosing the identity of such Other Investor) regarding such Other Investor’s investment therein that contains any terms that are more favorable than those applicable to the Holder’s investment.  The Holder may elect, in its sole discretion, to cause any provision of any such existing or future Other Agreement to become applicable to itself; provided that, in the event that an Other Agreement containing any such more favorable terms subjects the relevant Other Investor to any obligation(s), then the grant of such more favorable terms to the Holder will be contingent upon the Holder agreeing to be bound by any such obligation(s).

10.                                                                                     Other Notices.  In case at any time:

(a)                                       the Issuer shall make any distributions to the holders of its Common Stock; or

(b)                                       the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(c)                                        there shall be any reclassification of the Capital Stock of the Issuer; or

(d)                                       there shall be any capital reorganization by the Issuer; or

(e)                                        there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer, or other disposition of all or substantially all of the Issuer’s property, assets, or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer, or other disposition involving a wholly-owned Subsidiary); or

(f)                                         there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of its Common Stock;

then, in each of such cases, subject to the last two sentences of Section 11, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution, or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding-up, as the case may be, shall take place.  Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation, or winding-up, as the case may be.  Such notice shall be given at least twenty (20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer’s transfer books are closed in respect thereto.  This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11.                            Amendment and Waiver.  Any term, covenant, agreement, or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised, or modify any provision of this Section 13 without the consent of the Holder of this Warrant.

12.                            Governing Law.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

13.                            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (b) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (c) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (d) actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

Overstock.com, Inc.

799 West Coliseum Way

Midvale, UT 84047

Attention: Glen Nickle, Chief Legal Officer

Email: gnickle@overstock.com

Copies of notices to a Holder shall be sent to Passport Special Opportunities Master Fund, L.P., Steuart Tower, Suite 2200, San Francisco, CA 94105, Attn:  Joanne Poile, Telephone:  (415) 321-4618, Facsimile:  (415) 321-4620,  Email:  Joanne@passportcapital.com, with a copy to Shearman & Sterling LLP, 1460 El Camino Real, 2nd Fl., Menlo Park CA 94025, Attn.: Christopher Forrester, Facsimile: (650) 838-5173.  Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

14.                            Warrant Agent.  The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to Section 2(b) hereof, exchanging this Warrant pursuant to Section 2(c) hereof, or replacing this Warrant pursuant to Section 3(d) hereof, or any of the foregoing, and thereafter any such issuance, exchange, or replacement, as the case may be, shall be made at such office by such agent.

15.                            Remedies.  The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16.                            Successors and Assigns.  This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof, and (to the extent provided herein) the holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or holder of Warrant Stock.

17.                            Modification and Severability.  If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency.  If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18.                            Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

OVERSTOCK.COM, INC.

By:
Name:
Title:

[Signature Page to Warrant Purchase Agreement]

EXERCISE FORM

OVERSTOCK.COM, INC.

The undersigned                , pursuant to the provisions of the within Warrant, hereby elects to purchase       shares of Common Stock of Overstock.com, Inc. covered by the within Warrant.

Dated:	Signature

Address

ASSIGNMENT

FOR VALUE RECEIVED,                   hereby sells, assigns and transfers unto                    the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint              , attorney, to transfer the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED,                   hereby sells, assigns, and transfers unto                    the right to purchase           shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint                    , attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated:	Signature

Address

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-    canceled (or transferred or exchanged) this       day of            ,      , shares of Common Stock issued therefor in the name of                , Warrant No. W-      issued for      shares of Common Stock in the name of                .